Events after the reporting date	12 Months Ended
Dec. 31, 2020
Events after the reporting date [Abstract]
Events after the reporting date
Note 17 - Events after the reporting date

In January 2021, for the year 2020, a total of 699,000 shares of restricted stock were awarded to management pursuant to the 2019 Plan, of which 153,066 shares will vest in January 2022, 153,067 shares will vest in January 2023, 119,900 shares will vest prior to December 2023 and 153,067 shares will vest in January 2024. The remaining 119,900 shares will vest subject to certain market conditions prior to December 2023. The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date. The estimated fair value at grant date was equal to the share price at grant date for 579,100 shares and $3.22 per share for 119,900 shares. In January 2021, a total of 175,000 shares of restricted stock were awarded to the board of directors pursuant to the 2019 Plan. The estimated fair value at grant date was equal to the share price at grant date and the shares will vest in June 2022.

On January 21, 2021, the Company announced that it has entered into agreement to acquire two VLCCs built 2016 at DSME (Daewoo) for a total of $136 million. The first vessel was delivered on February 18, 2021 and the second vessel is scheduled to deliver during the first half of 2021. The Company will finance the acquisition with available liquidity and projected mortgage debt hence it is expected to be accretive to DHT’s earnings per share. The vessels were built to high specifications by their current owner and are fuel efficient, scrubber fitted Eco-designs that will further improve the DHT fleet’s efficiencies, amongst others its Annual Efficiency Ratio (AER) and Energy Efficiency Operational Index (EEOI) metrics. The Company has drawn $15 million to fund the deposit for the two VLCCs and further $50 million in connection with the delivery of the first vessel, both of which have been drawn under the revolving credit facility tranche of the Nordea Credit Facility.

On February 8, 2021, DHT announced that it would pay a dividend of $0.05 per common share on February 25, 2021, to shareholders of record as of February 18, 2021. This resulted in a total dividend payment of $8.6 million.

The financial statements were approved by the board of directors on March 17, 2021, and authorized for issue.